UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

900 Innovators Way
Simi Valley, California	93065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 581-2187

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of AeroVironment, Inc. (the “Company”), with the assistance of the Company’s management, conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020. The Audit Committee invited several firms to participate in this process.  As a result of this process, on April 16, 2019 the Audit Committee determined not to reappoint Ernst & Young LLP (“EY”) as independent registered public accounting firm of the Company effective for the fiscal year ended April 30, 2020.

EY, which was informed of the Company’s decision on April 16, 2019, will conduct and complete the audit of the Company’s consolidated financial statements for the fiscal year ending April 30, 2019.  The Company’s 2019 fiscal year has not yet ended and, accordingly, EY’s audit report on the consolidated financial statements as of and for the fiscal year ended April 30, 2019 has not been issued. In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended April 30, 2018 and 2017 and in the subsequent interim period through April 16, 2019, there were no disagreements with EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report. There were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K prior to the time this report was filed with the Securities and Exchange Commission (the “SEC”). The Company has requested EY to furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated April 22, 2019, is attached as Exhibit 16.1 to this Form 8-K.

As a result of this process, on April 16, 2019, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020 effective May 1, 2019.  Deloitte will perform the review of the Company’s interim quarterly period ending July 27, 2019.  During the fiscal years ended April 30, 2018 and 2017, and the subsequent interim period through April 16, 2019, neither the Company nor anyone acting on its behalf has consulted with Deloitte on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

The Company’s stockholders entitled to vote at the Company’s 2019 annual meeting of stockholders will be asked to ratify the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
16.1	Letter of Ernst & Young LLP dated April 22, 2019 to the SEC regarding statements included in this Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: April 22, 2019	By:	/s/ Wahid Nawabi
Wahid Nawabi
President and Chief Executive Officer